EXHIBIT 99.1
A10 Networks Reports Financial Results for the Third Quarter of 2026

Broad-Based Demand Drives 23% Revenue Growth and Record Quarterly Results

SAN JOSE, Calif., November 5, 2026 -- A10 Networks, Inc. (NYSE: ATEN), a leading provider of secure application services and solutions, today announced financial results for its third quarter ended September 30, 2026.

Third Quarter 2026 Financial Summary

•Quarterly revenue of $91.5 million, a 22.6% year-over-year increase. Revenue for the first nine months of 2026 was $246.7 million compared to $210.2 million for the first nine months of 2025, an increase of approximately 17.4%.

•GAAP gross profit of $72.1 million and non-GAAP gross profit of $73.3 million. GAAP gross margin was 78.7% and non-GAAP gross margin was 80.0%.

•GAAP income from operations of $18.3 million, and Non-GAAP income from operations of $25.5 million.

•GAAP net income of $17.2 million, or $0.23 per diluted share, non-GAAP net income of $23.6 million, or $0.31 per diluted share.

•Non-GAAP Adjusted EBITDA of $29.5 million, or 32.2% of revenue.

•The Company returned $27.4 million to investors, having repurchased 879 thousand shares during the quarter at an average price of $26.18 per share for a total of $23.0 million and having paid $4.4 million in cash dividends in the quarter.

•The Board of Directors approved the quarterly cash dividend of $0.06 per share, payable December 1, 2026 to stockholders of record at the close of business on November 16, 2026.

•As of September 30, 2026, A10 had $360.4 million in cash, cash equivalents, and marketable securities.

A reconciliation between GAAP and non-GAAP information is contained in the financial statements below.

“Third quarter revenue increased 22.6% year-over-year to record quarterly levels, supported by broad-based customer demand, with our business model enabling record non-GAAP operating and net income levels,” said Dhrupad Trivedi, President and Chief Executive Officer of A10 Networks. “Rising network traffic volumes, expanding AI deployments and increasingly complex security requirements are driving demand for A10’s networking and security solutions. Revenue from customers other than our largest customer grew double digits year over year in the quarter, underscoring the breadth of our momentum. Non-GAAP EPS grew faster than revenue, and our combined revenue growth and adjusted EBITDA margin exceeded the rule of 40.”

“Our priority remains supporting our customers, particularly as they deploy AI, while capturing growing demand and protecting the long-term earnings power of the business,”Trivedi continued. “As the industry navigates supply challenges, we are focused on translating revenue growth into higher gross profit dollars, operating leverage and EPS growth. Our progress, expanding global opportunity and continued execution give us confidence in setting long-term targets of $500 million in annual revenue through organic growth and $2.00 in annual non-GAAP EPS for fiscal year 2029. This target incorporates the accounting impact of our warrant agreement with our largest customer and implies a 14% compound annual revenue growth rate.”

2026 Outlook

Based on year-to-date performance, demand visibility and the current supply environment, management is updating its full-year 2026 outlook to the following:

•Full-year revenue growth of approximately 16%, compared to prior guidance of 12-14% full-year growth.

•Non-GAAP Adjusted EBITDA margin in excess of 30%.

•Non-GAAP diluted EPS of between $1.08 - $1.10, representing growth of 20-22% over 2025 and exceeding the revenue growth rate, compared to prior guidance of 14-16% EPS growth.

Conference Call

Management will host a call at 1:30 p.m. Pacific time (4:30 p.m. Eastern time) today, Thursday, November 5, 2026, to discuss these results.

Interested parties may access the conference call by dialing (888) 506-0062 (toll-free) or (973) 528-0011 (international) and referencing access code: 810983.

A live audio webcast of the conference call will be accessible from the “Investor Relations” section of A10 Network’s website at investors.a10networks.com. The webcast will be archived for one year. A telephonic replay of the conference call will be available until November 19, 2026 and may be accessed by dialing (877) 481-4010 (toll-free) or (919) 882-2331 (international) and entering the passcode: 54623.

Forward-Looking Statements

This press release contains “forward-looking statements,” including statements regarding dividends and capital return, demand and market trends, strategy and competitive positioning, our commercial partnerships and agreements, financial performance and profitability, supply chain management, 2026 financial guidance and our long-term financial targets. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on assumptions that may prove to be incorrect, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Factors that may cause actual results to differ include any unforeseen need for capital which may require us to divert funds we may have otherwise used for the dividend program or stock repurchase program, which may in turn negatively impact our ability to administer the quarterly dividends or the repurchase of our common stock; a significant decline in global macroeconomic or political conditions that have an adverse impact on our business and financial results; an expansion of adversarial global trade dynamics or other changes to international trade regulations; business interruptions related to our supply chain; our ability to manage our business and expenses if customers cancel or delay orders; execution risks related to closing key deals and improving our execution; the continued market adoption of our products; our ability to successfully anticipate market needs and opportunities; our timely development of new products and features; our ability to achieve or maintain profitability; any loss or delay of expected purchases by our largest end-customers; our ability to maintain or improve our competitive position; competitive and execution risks related to cloud-based computing trends; our ability to attract and retain new end-customers and our largest end-consumers; our ability to maintain and enhance our brand and reputation; changes demanded by our customers in the deployment and payment model for our products; continued growth rates in markets relating to network security; the success of any future acquisitions or investments in complementary companies, products, services or technologies; the ability of our sales team to execute well; our ability to shorten our close cycles; the ability of our channel partners to sell our products; variations in product mix or geographic locations of our sales; risks associated with our presence in international markets; weaknesses or deficiencies in our internal control over financial reporting; our ability to timely file periodic reports required to be filed under the Securities Exchange Act of 1934; and other risks that are described in “Risk Factors” in our periodic filings with the Securities and Exchange Commission, including our Form 10-K filed with the Securities and Exchange Commission on February 25, 2026. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), we refer to certain non-GAAP financial measures, including non-GAAP net income, non-GAAP net income per basic and diluted share (or non-GAAP EPS), non-GAAP gross profit and gross margin, non-GAAP operating expenses, non-GAAP operating income and operating margin, EBITDA, Adjusted EBITDA and Adjusted EBITDA margin. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies.

A10 Networks considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company by excluding certain items that, while they may recur, can vary significantly in amount and timing or are not directly indicative of ongoing operational trends, and are used by the company’s management to evaluate operating performance, prepare budgets and forecasts, and assess performance relative to peer companies.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

We define non-GAAP net income as our GAAP net income excluding: (i) stock-based compensation and related payroll tax, (ii) acquisition-related expense, (iii) amortization of acquired intangible assets, (iv) amortization of debt issuance costs, (v) certain legal expense, (vi) tax planning expense and (vii) income tax effect of non-GAAP items (i) to (vi) listed above. We define non-GAAP net income per basic and diluted share as our non-GAAP net income divided by our basic and diluted weighted-average shares outstanding. We define non-GAAP gross profit as our GAAP gross profit excluding (i) stock-based compensation and related payroll tax and (ii) amortization of acquired intangible assets. We define non-GAAP gross margin as our non-GAAP gross profit divided by our GAAP revenue. We define non-GAAP operating expense as our GAAP operating expense excluding (i) stock-based compensation and related payroll tax, (ii) acquisition-related expense, (iii) amortization of acquired intangible assets, (iv) certain legal expense and (v) tax planning expense. We define non-GAAP operating income as our GAAP income from operations excluding (i) stock-based compensation and related payroll tax, (ii) acquisition-related expense, (iii) amortization of acquired intangible assets, (iv) certain legal expense and (v) tax planning expense. We define non-GAAP operating margin as our non-GAAP operating income divided by our GAAP revenue. We define Adjusted EBITDA as our GAAP net income excluding (i) interest and other income, net, (ii) depreciation and amortization expense, (iii) provision for income taxes, (iv) stock-based compensation and related payroll tax, (v) acquisition-related expense, (vi) certain legal expense and (vii) tax planning expense. We define Adjusted EBITDA margin as our Adjusted EBITDA divided by our GAAP revenue. We define EBITDA as our GAAP net income excluding (i) interest and other income, net, (ii) depreciation and amortization expense and (iii) provision for income taxes.

Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company's operating results.

About A10 Networks

A10 Networks (NYSE: ATEN) delivers secure application and network solutions designed to protect, optimize, and scale business-critical systems across on-premises, hybrid cloud, and edge environments. Our portfolio is designed to enable large enterprises, service providers, and cloud platforms worldwide to achieve performance, reliability, and protection against cyber threats, while preparing their networks for the demands of AI and next-generation applications. Founded in 2004 and headquartered in San Jose, California, A10 Networks serves over 7,000 global customers. For more information, visit A10networks.com and follow us at A10Networks.

The A10 logo and A10 Networks are trademarks or registered trademarks of A10 Networks, Inc. in the United States and other countries. All other trademarks are the property of their respective owners.

Investor Contact:
Rob Fink / Tom Baumann
FNK IR
646.809.4048 / 646.349.6641
aten@fnkir.com

David Schroeder
VP, Corporate Development
investors@a10networks.com

Source: A10 Networks, Inc.

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts, on a GAAP Basis)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Net revenue:
Products	$58,496	$43,109	$151,506	$118,261
Services	33,049	31,573	95,176	91,941
Total net revenue	91,545	74,682	246,682	210,202
Cost of net revenue:
Products	13,315	8,101	32,324	23,561
Services	6,176	6,729	19,199	19,383
Total cost of net revenue	19,491	14,830	51,523	42,944
Gross profit	72,054	59,852	195,159	167,258
Operating expenses:
Sales and marketing	22,017	21,531	63,936	62,040
Research and development	21,573	18,377	61,744	50,533
General and administrative	10,169	6,950	29,161	22,602
Total operating expenses	53,759	46,858	154,841	135,175
Income from operations	18,295	12,994	40,318	32,083
Non-operating income (expense):
Interest income	3,289	3,386	9,992	8,170
Interest and other income (expense), net	(1,842)	(2,387)	(6,421)	(3,853)
Total non-operating income, net	1,447	999	3,571	4,317
Income before income taxes	19,742	13,993	43,889	36,400
Provision for income taxes	2,582	1,802	5,815	4,128
Net income	$17,160	$12,191	$38,074	$32,272
Net income per share:
Basic	$0.24	$0.17	$0.53	$0.45
Diluted	$0.23	$0.17	$0.51	$0.44
Weighted-average shares used in computing net income per share:
Basic	72,412	71,891	72,083	72,478
Diluted	75,702	73,046	74,953	73,805

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME
(unaudited, in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025

GAAP net income	$17,160	$12,191	$38,074	$32,272
Non-GAAP items:
Stock-based compensation and related payroll tax	6,162	4,961	20,504	15,839
Acquisition-related expense	173	465	1,519	1,383
Amortization of acquired intangible assets	820	380	1,652	963
Amortization of debt issuance costs	366	—	1,096	—
Certain legal expense	—	22	807	1,269
Tax planning expense	—	—	—	150
Income tax-effect of non-GAAP items	(1,118)	(1,318)	(3,612)	(4,687)
Total non-GAAP items	6,403	4,510	21,966	14,917
Non-GAAP net income	$23,563	$16,701	$60,040	$47,189

GAAP net income per share:
Basic	$0.24	$0.17	$0.53	$0.45
Diluted	$0.23	$0.17	$0.51	$0.44
Non-GAAP items:
Stock-based compensation and related payroll tax	0.08	0.07	0.27	0.21
Acquisition-related expense	—	0.01	0.02	0.02
Amortization of acquired intangible assets	0.01	0.01	0.02	0.01
Amortization of debt issuance costs	—	—	0.02	—
Certain legal expense	—	—	0.01	0.02
Tax planning expense	—	—	—	—
Income tax-effect of non-GAAP items	(0.01)	(0.02)	(0.05)	(0.06)
Total non-GAAP items	0.08	0.06	0.29	0.20

Non-GAAP net income per share:
Basic	$0.33	$0.23	$0.83	$0.65
Diluted	$0.31	$0.23	$0.80	$0.64
Weighted average shares used in computing net income per share:
Basic	72,412	71,891	72,083	72,478
Diluted	75,702	73,046	74,953	73,805

Net income and earnings per share excluding adjustments are non-GAAP financial measures presented as supplemental financial measures to enable a user of the financial information to understand the impact of these adjustments on reported results and to facilitate comparison of operating results across reporting periods. These financial measures should not be considered an alternative to net income, operating income, cash flows provided by operating activities, or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Our adjusted net income and earnings per share may not be comparable to similarly titled measures of another company because companies may not all calculate adjusted net income and earnings per share in the same manner.

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except par value, on a GAAP Basis)

	As of September 30, 2026	As of December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$75,795	$71,139
Marketable securities	284,570	306,714
Accounts receivable, net of allowances of $102 and $66, respectively	52,067	62,069
Inventory	36,434	18,032
Prepaid expenses and other current assets	29,826	18,000
Total current assets	478,692	475,954
Property and equipment, net	49,307	50,221
Goodwill	47,302	15,134
Intangible assets, net	13,406	6,259
Deferred tax assets, net	58,504	62,109
Other non-current assets	15,678	20,136
Total assets	$662,889	$629,813
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$16,359	$11,694
Accrued and other liabilities	33,335	41,132
Deferred revenue, current	88,797	80,824
Total current liabilities	138,491	133,650
Deferred revenue, non-current	68,221	61,982
Long-term debt, net	219,884	218,787
Other non-current liabilities	3,471	3,848
Total liabilities	430,067	418,267

Stockholders' equity:
Common stock, $0.00001 par value: 500,000 shares authorized; 93,609 and 91,996 shares issued and 72,008 and 71,498 shares outstanding, respectively	1	1
Treasury stock, at cost: 21,601 and 20,498 shares, respectively	(277,809)	(249,912)
Additional paid-in-capital	557,647	531,790
Dividends paid	(85,770)	(72,785)
Accumulated other comprehensive income (expense)	(1,114)	659
Retained earnings	39,867	1,793
Total stockholders' equity	232,822	211,546
Total liabilities and stockholders' equity	$662,889	$629,813

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands, on a GAAP Basis)

	Nine Months Ended September 30,
	2026	2025
Cash flows from operating activities:
Net income	$38,074	$32,272
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	13,258	10,876
Stock-based compensation	19,570	15,206
Other non-cash items	2,832	2,251
Changes in operating assets and liabilities:
Accounts receivable	10,025	14,803
Inventory	(18,443)	2,728
Prepaid expenses and other assets	(6,758)	(6,912)
Accounts payable	3,951	(2,100)
Accrued and other liabilities	(11,232)	351
Deferred revenue	14,036	(7,288)
Net cash provided by operating activities	65,313	62,187
Cash flows from investing activities:
Proceeds from sales and maturities of marketable securities	169,336	96,426
Purchases of marketable securities	(148,931)	(278,920)
Acquisition of businesses, net of cash acquired	(34,080)	(19,100)
Capital expenditures	(7,815)	(13,464)
Net cash used in investing activities	(21,490)	(215,058)
Cash flows from financing activities:
Proceeds from issuance of common stock under employee equity incentive plans	1,714	1,710
Proceeds from the issuance of convertible notes	—	225,000
Payment of debt issuance costs	—	(7,330)
Repurchase of common stock	(27,897)	(62,008)
Payments for dividends	(12,984)	(13,075)
Net cash provided by (used in) financing activities	(39,167)	144,297
Net increase (decrease) in cash and cash equivalents	4,656	(8,574)
Cash and cash equivalents—beginning of period	71,139	95,129
Cash and cash equivalents—end of period	$75,795	$86,555

Non-cash investing and financing activities:
Transfers between inventory and property and equipment	$41	$314
Capital expenditures included in accounts payable	$342	$229
Common stock consideration for acquisition	$5,035	$—
Supplemental cash flow disclosure:
Cash paid for income taxes, net	$7,485	$3,694
Cash paid for interest on debt	$6,188	$—

A10 NETWORKS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO NON-GAAP GROSS PROFIT
(unaudited, in thousands, except percentages)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025

GAAP gross profit	$72,054	$59,852	$195,159	$167,258
GAAP gross margin	78.7%	80.1%	79.1%	79.6%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	580	136	1,601	1,284
Amortization of acquired intangible assets	636	281	1,257	712
Non-GAAP gross profit	$73,270	$60,269	$198,017	$169,254
Non-GAAP gross margin	80.0%	80.7%	80.3%	80.5%

A10 NETWORKS, INC.
RECONCILIATION OF GAAP TOTAL OPERATING EXPENSES
TO NON-GAAP TOTAL OPERATING EXPENSES
(unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025

GAAP total operating expenses	$53,759	$46,858	$154,841	$135,175

Non-GAAP adjustments:
Stock-based compensation and related payroll tax	(5,582)	(4,825)	(18,903)	(14,555)
Acquisition-related expense	(173)	(101)	(1,519)	(655)
Amortization of acquired intangible assets	(184)	(99)	(395)	(251)
Certain legal expense	—	(22)	(807)	(1,269)
Tax planning expense	—	—	—	(150)
Non-GAAP total operating expenses	$47,820	$41,811	$133,217	$118,295

A10 NETWORKS, INC.
RECONCILIATION OF GAAP INCOME FROM OPERATIONS
TO NON-GAAP OPERATING INCOME
(unaudited, in thousands, except percentages)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025

GAAP income from operations	$18,295	$12,994	$40,318	$32,083
GAAP operating margin	20.0%	17.4%	16.3%	15.3%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	6,162	4,961	20,504	15,839
Acquisition-related expense	173	101	1,519	655
Amortization of acquired intangible assets	820	380	1,652	963
Certain legal expense	—	22	807	1,269
Tax planning expense	—	—	—	150
Non-GAAP operating income	$25,450	$18,458	$64,800	$50,959
Non-GAAP operating margin	27.8%	24.7%	26.3%	24.2%

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME TO
EBITDA AND ADJUSTED EBITDA (NON-GAAP)
(unaudited, in thousands, except percentages)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025

GAAP net income	$17,160	$12,191	$38,074	$32,272
GAAP net income margin	18.7%	16.3%	15.4%	15.4%

Exclude: Interest and other income, net	(1,447)	(999)	(3,571)	(4,317)
Exclude: Depreciation and amortization	4,840	3,799	13,258	11,079
Exclude: Provision for income taxes	2,582	1,802	5,815	4,128
EBITDA	23,135	16,793	53,576	43,162
Exclude: Stock-based compensation and related payroll tax	6,162	4,961	20,504	15,839
Exclude: Acquisition-related expense	173	101	1,519	655
Exclude: Certain legal expense	—	22	807	1,269
Exclude: Tax planning expense	—	—	—	150
Adjusted EBITDA	$29,470	$21,877	$76,406	$61,075
Adjusted EBITDA margin	32.2%	29.3%	31.0%	29.1%